                       Supplement dated December 23, 1998
                             to the Prospectuses of
               Flag Investors Short-Intermediate Income Fund, Inc.
                                dated May 1, 1998

         On September 25, 1998, shareholders of the Fund approved a Sub-Advisory Agreement among the Fund, Investment Company Capital Corp. ("ICC") and Alex. Brown Capital Advisory & Trust Company ("ABCAT"). ABCAT was, until June 30, 1998, a subsidiary of Bankers Trust Corporation, the indirect parent of ICC. On June 30, 1998, Bankers Trust sold ABCAT to a group of investors, including ABCAT's management.

         ABCAT, with offices at Furness House, 19 South Street, Baltimore, Maryland 21202, is a trust company chartered under the laws of the State of Maryland. ABCAT employs M. Elliot Randolph, Jr. and Paul D. Corbin, who have managed the Fund's investments since its inception in 1990. Effective January 1, 1999, ABCAT will change its name to Brown Investment Advisory & Trust Company.

         This supplement replaces all prior supplements.


               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE




















SIPRSSUP2
(12/98)